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                                                                 EXHIBIT 10.30.4

                      FOURTH AMENDMENT TO CREDIT AGREEMENT


            This Fourth Amendment to Credit Agreement ("Fourth Amendment") dated as of June 6, 1996, is made by and between DATUM INC., a Delaware corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").


                                    RECITALS

   This Fourth Amendment is made with reference to the following facts:

   A. Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement by and between Borrower and Bank dated as of December 16, 1994 (as amended from time to time, including without limitation, as amended by (i) that certain First Amendment to Credit Agreement dated as of August 31, 1995, (ii) that certain Second Amendment to Credit Agreement dated as of November 1, 1995 and (iii) that certain Third Amendment to Credit Agreement dated as of March 14, 1996, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth for such terms in the Credit Agreement (as amended pursuant to this Fourth Amendment).

   B. Borrower has requested that Bank (i) extend the scheduled maturity date of the Line of Credit to October 7, 1996, (ii) increase the amount by which outstanding borrowings under the Line of Credit may at any time exceed the Borrowing Base by $2,000,000.00 and (iii) otherwise make certain changes in the terms and conditions set forth in the Credit Agreement. Subject to the terms and conditions set forth herein, Bank has agreed to make such requested changes in the terms and provisions of the Credit Agreement and Borrower and Bank have agreed to amend the Credit Agreement as set forth below.


                                   AGREEMENT

   NOW, THEREFORE, in consideration of the mutual covenants and benefits contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrower and Bank agree as follows:

   1.  AMENDMENTS OF CREDIT AGREEMENT.

            1.1 Section 1.1(a). Section 1.1(a) of the Credit Agreement is amended by deleting "June 6, 1996" as the last day
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on which Bank agrees to make advances to Borrower on the Line of Credit, and by substituting for such date "October 7, 1996".

            1.2 Section 1.1(c). Section 1.1(c) of the Credit Agreement is amended (a) by deleting "$2,000,000.00" as the maximum permitted aggregate outstanding borrowings under the Line of Credit that may at any time exceed the Borrowing Base, and by substituting for such amount "$4,000,000.00" and (b) by deleting "June 6, 1996" as the last day on which such overadvance(s) shall be permitted on the Line of Credit, and by substituting for such date "October 7, 1996".

            1.3 Section 1.1(e). Section 1.1 of the Credit Agreement is further amended by adding the following new subsection (e), to read as follows:

                    (e)      Loan Fees.

                             (i) Base Loan Fee. Borrower shall pay to Bank a non-refundable monthly fee on or before the 16th day of each month (the "Payment Date"), commencing July 16, 1996, calculated as follows:

                                A + B    x    .005
                              ---------     --------
                                  2            12

                             A       =        the aggregate principal balance
                                              outstanding under the Credits
                                              (excluding the undrawn amount of
                                              issued and outstanding Letters of
                                              Credit) as of the 7th day of the
                                              month immediately preceding the
                                              Payment Date.

                             B       =        the aggregate principal balance
                                              outstanding under the Credits
                                              (excluding the undrawn amount of
                                              issued and outstanding Letters of
                                              Credit) as of the 6th day of the
                                              month in which the Payment Date
                                              occurs.


                               (ii) Additional Overadvance Fee.  As additional
            consideration for the permitted overadvance provided in subsection
            (c) above, Borrower shall pay to Bank on or before each Payment Date (commencing on July 16, 1996), a non-refundable monthly overadvance fee equal to one-half percent (0.50%) per annum of the average daily aggregate principal balance outstanding under the Line of Credit (excluding the undrawn amount of issued and





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            outstanding Letters of Credit) exceeding the sum of (A) the
            Borrowing Base plus (B) $2,000,000.00.

                              (iii) Adjusted Risk Fee.  In the event the
            aggregate outstanding balance of the Credits exceeds $6,000,000.00 as of October 7, 1996, Borrower shall pay to Bank on or before October 10, 1996, a non-refundable adjusted risk fee equal to the sum of (A) $12,500 plus (B) one-half percent (0.50%) per annum of the average daily aggregate principal balance outstanding under the Credits (excluding the undrawn amount of issued and outstanding Letters of Credit) for the four (4) month period ending October 7, 1996 less any overadvance fees paid pursuant to subsection (e)(ii) above.

            1.4     Section 1.8.  In addition to the collateral described in
Section 1.8 of the Credit Agreement, Borrower (a) grants to Bank security interests of first priority in all of Borrower's right, title and interest in and to the capital stock of Austron, Systems and the Company, (b) grants to Bank security interests of first priority in all Borrower's present and future patents and patent applications and (c) shall cause Austron, Systems and the Company to grant to Bank security interests of first priority in all of their present and future patents and patent applications. All of the foregoing security interests shall be evidenced by and subject to the terms of such documents as Bank shall reasonably require, all in form and substance satisfactory to Bank. Borrower shall reimburse Bank, immediately upon demand, for all costs and expenses incurred by Bank in connection with any of the foregoing security, including without limitation filing and recording fees.

            1.5 Section 2.12. The following new Section 2.12 is added to the Credit Agreement:

                    SECTION 2.12. DOMESTIC SUBSIDIARIES OF BORROWER. Other than Austron, Systems and the Company, Borrower has no subsidiaries organized under the laws of the United States of America or any State thereof.

            1.6 Section 4.3(d). Section 4.3(d) of the Credit Agreement is amended and restated in its entirety to read as follows:

                    (d) As soon as available, but in no event later than 45 days after and as of the end of each fiscal quarter, financial statements of each Guarantor, prepared by such Guarantor, to include an income statement, a balance sheet and a statement of cash flow, on a stand-alone basis and





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            an income statement on a consolidating basis with the other
            Guarantors and Borrower.


   2.       AMENDMENT OF LINE OF CREDIT NOTE.

            2.1 Line of Credit Note. Subparagraph (a) of the section entitled "BORROWING AND REPAYMENT" of the Line of Credit Note is amended by deleting "June 6, 1996" as the last day on which Bank agrees to make advances to Borrower thereunder, and by substituting for such date "October 7, 1996".


   3.  CONDITIONS PRECEDENT

            The effectiveness of this Fourth Amendment and Bank's agreements set forth herein are subject to the satisfaction of each of the following conditions precedent on or before August 2, 1996:

            3.1 Documentation. Borrower shall have delivered or caused to be delivered to Bank, at Borrower's sole cost and expense, the following, each of which shall be in form and substance satisfactory to Bank:

                    (a)      Two (2) executed counterparts of this Fourth
            Amendment;

                    (b) A General Pledge Agreement executed by Borrower, together with (i) the original share certificates representing all capital stock of Austron, Systems and the Company owned by Borrower and (ii) stock assignments relating thereto, separate from such certificates, executed in blank;

                    (c) Patent Collateral Assignments executed by Borrower, Austron, Systems and the Company, respectively, together with UCC-2 amendments as may be required by Bank in connection therewith as well as such documents as Bank may require for the purpose of filing and recording such Patent Collateral Assignments with the United States Patent and Trademark Office;

                    (d)      The Consent and Reaffirmation of
            Guarantors/Pledgors attached hereto; and

                    (e) Such additional agreements, certificates, reports, approvals, instruments, documents, consents and/or reaffirmations as Bank may reasonably request.





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            3.2  Guarantors' Prior Annual Financial Statements.  Borrower shall have caused each Guarantor to deliver to Bank such Guarantor's financial statements for the fiscal years ending December 31, 1994 and December 31, 1995 to include income statements, balance sheets and statements of cash flow, in each case both on a stand-alone basis and on a consolidating basis with the other Guarantors and Borrower.

            3.3 Extension and Amendment Fee. In consideration for the extension of the maturity date of the Line of Credit and the increase in the permitted overadvance as provided above, Borrower shall have paid Bank a $12,500 non-refundable extension and amendment fee.

            3.4 Amendment Costs and Expenses. Without limiting the provisions of Section 7.3 of the Credit Agreement, Borrower shall have paid all of the costs and expenses of Bank incurred in connection with the negotiation, preparation, delivery and execution of this Fourth Amendment and all documents, instruments and agreements relating hereto (collectively, the "Fourth Amendment Documents") as well as in connection with the continued administration of the Credits including, without limitation, Bank's reasonable attorneys' fees and costs (to include outside counsel fees and all allocated costs of Bank's in-house counsel).

            3.5 Representations and Warranties. All of Borrower's representations and warranties contained herein shall be true and correct on and as of the date of execution hereof and no Event of Default shall have occurred and be continuing under the Credit Agreement or any of the other Loan Documents, as modified hereby.


   4.  REPRESENTATIONS AND WARRANTIES

            Borrower makes the following representations and warranties to Bank as of the date hereof, which representations and warranties shall survive the execution, termination or expiration of this Fourth Amendment and shall continue in full force and effect until the full and final satisfaction and discharge of all obligations of Borrower to Bank under the Credit Agreement and the other Loan Documents:

            4.1 Reaffirmation of Prior Representations and Warranties. Borrower hereby reaffirms and restates as of the date hereof, all of the representations and warranties made by Borrower in the Credit Agreement and the other Loan Documents, except to the extent such representations and warranties specifically relate to an earlier date.





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            4.2     No Default.  No Event of Default, breach or failure of
condition has occurred and is continuing or would occur with the passage of time or the giving of notice or both, under any of the Loan Documents.

            4.3 Due Execution. The execution, delivery and performance of this Fourth Amendment and any instruments, documents or agreements executed in connection herewith are within the powers of Borrower, have been duly authorized by all necessary action, and do not contravene any law or the certificate of incorporation or bylaws of Borrower, result in a breach of, or constitute a default under, any contractual restriction, indenture, trust agreement or other instrument or agreement binding upon Borrower.

            4.4 No Further Consent. The execution, delivery and performance of this Fourth Amendment and any documents or agreements executed in connection herewith do not require any consent or approval not previously obtained of any stockholder, beneficiary or creditor of Borrower.

            4.5 Binding Agreement. This Fourth Amendment and each of the other Fourth Amendment Documents constitute the legal, valid and binding obligation of Borrower or such other party thereto and are enforceable against Borrower and any such other parties in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws or equitable principles relating to or limiting creditors' rights generally.


   5.  MISCELLANEOUS

            5.1 Recitals Incorporated. The Recitals set forth above are incorporated into and are made a part of this Fourth Amendment.

            5.2 Further Assurances. Borrower at its sole cost and expense, agrees to execute all documents and instruments and to take all other actions as may be specifically provided for herein and as may be required in order to consummate the purposes of this Fourth Amendment. Borrower shall diligently and in good faith pursue the satisfaction of any conditions or contingencies in this Fourth Amendment.

            5.3 No Third Parties. Except as specifically provided herein, no third party shall be benefited by any of the provisions of this Fourth Amendment; nor shall any such third party have the right to rely in any manner upon any of the terms hereof, and none of the covenants, representations, warranties or agreements herein contained shall run in favor of any third party.





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            5.4     Time is of the Essence.  Time is of the essence for the
performance of all obligations and the satisfaction of all conditions of this Fourth Amendment. The parties intend that all time periods specified in this Fourth Amendment shall be strictly applied, without any extension (whether or not material) unless specifically agreed to in writing by all parties hereto.

            5.5 Integration; Interpretation. The Loan Documents, including this Fourth Amendment and the other Fourth Amendment Documents, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all prior negotiations, discussions and correspondence. The Loan Documents shall not be modified except by written instrument executed by all parties.

            5.6 Counterparts and Execution. This Fourth Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. However, this Fourth Amendment shall not be binding on Bank until all parties have executed it.

            5.7 Governing Law. This Fourth Amendment and all of the other Fourth Amendment Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

            5.8 Non-Impairment of Loan Documents. On the date all conditions precedent set forth herein are satisfied in full, this Fourth Amendment shall be a part of the Credit Agreement. Except as expressly provided in this Fourth Amendment or in any other document, instrument or agreement executed by Bank, all provisions of the Loan Documents shall remain in full force and effect, and the Bank shall continue to have all its rights and remedies under the Loan Documents.

            5.9 No Waiver. Nothing herein shall be deemed a waiver by Bank of any Event of Default or act, event or condition which, with the passage of time, the giving of notice or both, would constitute an Event of Default. No delay or omission of Bank to exercise any right, remedy or power under any of the Loan Documents shall impair such right, remedy or power or be construed to be a waiver of any default or an acquiescence therein, and single or partial exercise of any such right, remedy or power shall not preclude other or further exercise thereof or the exercise of any other right, remedy or power. No waiver of any term, covenant, or condition shall be deemed to waive Bank's right to enforce such term, covenant or condition at any other time.





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            5.10  Successors and Assigns.  The terms of this Fourth Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties to this Fourth Amendment.

            IN WITNESS WHEREOF, this Fourth Amendment has been duly executed as of the date first set forth above.


DATUM INC.,                                         WELLS FARGO BANK,
a Delaware corporation                              NATIONAL ASSOCIATION



By:__________________________                       By:________________________
   Louis B. Horwitz                                    Ronald K. Peters
   Chief Executive Officer                             Vice President



By:__________________________
   David A. Young
   Chief Financial Officer





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                CONSENT AND REAFFIRMATION OF GUARANTORS/PLEDGORS


            Reference is hereby made to the foregoing Fourth Amendment to Credit Agreement ("Fourth Amendment") dated as of June 6, 1996, by and between Datum Inc. ("Borrower") and Wells Fargo Bank, National Association ("Bank").

            In order to induce Bank to enter into the Fourth Amendment, each of the undersigned hereby consents to the execution, delivery and performance by Borrower and Bank of the Fourth Amendment and all other documents, instruments and agreements now or hereafter executed in connection therewith (collectively, together with the Fourth Amendment, the "Fourth Amendment Documents"). In connection therewith, each of the undersigned expressly and knowingly reaffirms its liability under its Continuing Guaranty and any and all security agreements, pledge agreements, deeds of trust, mortgages and other collateral documents (collectively, together with such Continuing Guaranty, the "Third Party Documents"), heretofore executed and delivered by the undersigned from time to time in favor of Bank, expressly agrees to be and remain liable under the terms of such Third Party Documents for the obligations of Borrower to Bank and acknowledges that it has no defense, offset or counterclaim whatsoever against Bank with respect to the Third Party Documents to which it is a party.

            Each of the undersigned further agrees that the Third Party Documents to which it is a party shall remain in full force and effect and are hereby ratified and confirmed and shall guarantee payment and performance of, or continue to constitute collateral security for, as the case may be, of all of Borrower's obligations under the Credit Agreement and related Loan Documents, as any one or more of the same may be amended by the Fourth Amendment Documents. Each of the undersigned acknowledges that (a) Bank has no obligation to inform it of the particulars of any modification or amendment to the Credit Agreement or any other Loan Document executed in connection therewith, and (b) it has established satisfactory means by which Borrower keeps it informed with respect to any modification of or amendment to the Credit Agreement and related Loan Documents.

            Each of the undersigned further agrees that the execution of this Consent and Reaffirmation is not necessary for the continued validity and enforceability of the Third Party Documents to which it is a party, but is executed to induce Bank to enter into the Fourth Amendment Documents. Each of the undersigned further agrees that Bank shall have no obligation to notify it of any actions or omissions to act with respect to Bank's dealings with Borrower.





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            IN WITNESS WHEREOF, each of the undersigned, intending to be legally bound hereby, has caused this Consent and Reaffirmation to be executed as of June 6, 1996.

                                AUSTRON, INC., a Texas corporation

                                By:
                                    -----------------------------------
                                    Louis B. Horwitz
                                    Chief Executive Officer

                                By:
                                    -----------------------------------
                                    David A. Young
                                    Chief Financial Officer


                                FREQUENCY & TIME SYSTEMS, INC., a
                                Delaware corporation

                                By:
                                    -----------------------------------
                                    Louis B. Horwitz
                                    Chief Executive Officer

                                By:
                                    -----------------------------------
                                    David A. Young
                                    Chief Financial Officer


                                EFRATOM TIME AND FREQUENCY PRODUCTS,
                                INC., a Colorado corporation

                                By:
                                    -----------------------------------
                                    Louis B. Horwitz
                                    Chief Executive Officer

                                By:
                                    -----------------------------------
                                    David A. Young
                                    Chief Financial Officer





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